Ivy Funds

Supplement dated July 1, 2015 to the

Ivy Funds Statement of Additional Information

dated July 31, 2014

and as supplemented August 22, 2014, November 14, 2014, December 31, 2014, April 1, 2015, April 30, 2015

and May 15, 2015

Effective July 1, 2015, IICO, the Fund’s investment adviser, assumed direct investment management responsibilities of Ivy Micro Cap Growth Fund from Wall Street Associates, LLC (Wall Street), the Fund’s former investment subadviser. In addition, effective July 1, 2015, John Bichelmeyer assumed investment management responsibilities for Ivy Micro Cap Growth Fund.

Therefore, as of July 1, 2015, all references to Wall Street, Paul J. Ariano, Paul K. LeCoq, Luke A. Jacobson and Alexis C. Waadt where they appear in the SAI are deleted. The following changes to the SAI also take effect as of July 1, 2015:

The following is added to the end of the first table in the “Portfolio Managers — Portfolio Managers employed by IICO — Ownership of Securities” section on page 114:

As of June 30, 2015, the dollar range of shares beneficially owned by the portfolio manager is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
John Bichelmeyer	Ivy Micro Cap Growth[1]	$0	$0	$0

[1]	Mr. Bichelmeyer assumed investment management responsibilities for Ivy Micro Cap Growth Fund effective July 1, 2015.

Supplement	Statement of Additional Information	1